UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 22, 2012

HERITAGE FINANCIAL GROUP, INC.

(Exact name of Registrant as specified in its charter)

Maryland	001-34902	38-3814230
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

721 North Westover Boulevard, Albany, Georgia  31707
(Address of principal executive offices)

(229) 420-0000
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

On February 22, 2012, Heritage Financial Group, Inc. issued a press release announcing that its Board of Directors had voted to increase the Company’s quarterly cash dividend to $0.04 per share, representing an increase of 33% from the previous rate.  The dividend will be paid on March 23, 2012, to stockholders of record as of March 9, 2012.  In the same press release, the Company also announced its annual meeting date.  The full text of the press release is set forth as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

99	Press release dated February 22, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE FINANCIAL GROUP, INC.

Date: February 22, 2012	By:	/s/T. Heath Fountain
T. Heath Fountain
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit(s)

99	Press release dated February 22, 2012.